FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

15.FINANCIAL INSTRUMENTS

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy establishes six levels to classify the inputs to valuation techniques used to measure the fair value.

The six levels of the fair value hierarchy are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities

Level 2 — Inputs other than quoted prices that are observable either directly or indirectly

Level 3 — Inputs that are not based on observable market data